                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): JANUARY 30, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-3473                  95-0862768
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                300 CONCORD PLAZA DRIVE                          78216-6999
                  SAN ANTONIO, TEXAS                             (Zip Code)
       (Address of principal executive offices)




         Registrant's telephone number, including area code: (210) 828-8484



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ITEM 5. OTHER EVENTS

         Tesoro Petroleum Corporation ("Tesoro" or "the Company") is updating certain supplemental financial and operational data for both the fourth quarter and year ended December 31, 2001 through the Company's website. The Company's website is located at www.tesoropetroleum.com. This website data is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Tesoro issued a Press Release on January 30, 2002 announcing its earnings for the fourth quarter and year ended December 31, 2001 and its capital spending plans for 2002. The Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information provided may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. This information should be read in conjunction with Tesoro's filings with the Securities and Exchange Commission ("SEC"), as well as with other publicly-disclosed information, such as media releases and conference calls. The Company expects that updates to the website information will be made through its periodic reports filed with the SEC and public releases; however, the Company undertakes no obligation to update any information contained on the website.

         Numerous important factors, including those factors identified as Risk Factors and Investment Considerations and Forward-Looking Statements in Tesoro's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in the website data and Press Release could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99.1     Website Data (as updated).

                  99.2 Press Release issued on January 30, 2002 by Tesoro Petroleum Corporation.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 4, 2002




                                       TESORO PETROLEUM CORPORATION


                                       By: /s/ Gregory A. Wright
                                           -------------------------------------
                                           Gregory A. Wright
                                           Senior Vice President
                                           and Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------
99.1                       Website Data (as updated).

99.2                       Press Release issued on January 30, 2002 by Tesoro
                           Petroleum Corporation.



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